July 7, 2023

Dreyfus Institutional Preferred Money Market Funds

-Dreyfus Institutional Preferred Government Plus Money Market Fund

Supplement to Statement of Additional Information

Effective as of the close of business on July 6, 2023, SL Shares of Dreyfus Institutional Preferred Government Plus Money Market Fund (the "Fund") have been terminated, and all references to the Fund's SL shares in the Statement of Additional Information are hereby removed.

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